SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 2, 2002

                 INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

                                     Indiana
                 (State or other jurisdiction of incorporation)

         000-30771                                  87-0678630
  (Commission File No.)                (I.R.S. Employer Identification No.)

                              5624 West 73rd Street
                             Indianapolis, IN 46278
                    (Address of principal executive officer)


                                 (317) 295-3500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

This Amendment No. 1 on Form 8-K/A hereby amends Item 7 of the Current Report on Form 8-K filed on August 14, 2002 by the Registrant, Interactive Motorsports and Entertainment Corp. (formerly named Pacific International Holding, Inc.), relating to the merger that resulted in the Registrant's change of domicile and name. The Registrant is filing this Amendment No. 1 to include the required historical and pro forma financial information.

Item 7. Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

     The following financial statements and notes of Perfect Line, LLC d/b/a NASCAR Silicon Motor Speedway are filed with this Current Report on Form 8-K:


Description                                             Page

Financial Statements and Independent
   Auditors' Report--December 31, 2001                  F-1

Contents                                                F-2

Independent Auditors' Report                            F-3

Balance Sheet as of December 31, 2001                   F-4

Statement of Operations for Period
 from May 31, 2001 (Date of
 Organization) to December 31, 2001                     F-5

Statement of Members' Deficit for Period
 from May 31, 2001 (Date of
 Organization) to December 31, 2001                     F-6

Statement of Cash Flows for Period
 from May 31, 2001 (Date of
 Organization) to December 31, 2001                     F-7

Notes to Financial Statements                           F-8 - F-11


(b)  Pro Forma Financial Information

     The following unaudited pro forma financial information of the Registrant, Interactive Motorsports and Entertainment Corp., is filed with this Current Report on Form 8-K:

Description                                             Page

Pro Forma Information--December 31, 2001
 and June 30, 2002                                      F-12

Contents                                                F-13

Pro Forma Consolidated Balance Sheet
 as of December 31, 2001                                F-14 - F-15

Pro Forma Consolidated Balance Sheet
 as of June 30, 2002                                    F-16 - F-17

Pro Forma Consolidated Statement of
 Operations for Period Ended December 31, 2001          F-18

Pro Forma Consolidated Statement of
 Operations for Period Ended June 30, 2002              F-19

Notes to Pro Forma Information                          F-20


(c)  Exhibits.

Exhibit No.                                      Description

2.1 Agreement and Plan of Reorganization, dated July 30, 2002, among Pacific International Holding, Inc., Perfect Line, Inc., and all of the owners of record of the common and preferred shares of Perfect Line, Inc.

2.2 Plan and Agreement of Exchange, dated July 31, 2001, between Interactive Motorsports and Entertainment Corp. and Perfect Line, Inc.

2.3 Plan and Agreement of Merger, dated July 31, 2002, between Interactive Motorsports and Entertainment Corp. and Pacific International Holding, Inc.

23.1                   Consent of Katz Sapper & Miller, LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  October 1, 2002

                           INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.

                           By: /s/ William R. Donaldson
                               ------------------------------------
                               William R. Donaldson, Chairman and CEO

                                PERFECT LINE, LLC
                       d/b/a NASCAR SILICON MOTOR SPEEDWAY

                              FINANCIAL STATEMENTS
                                       AND
                          INDEPENDENT AUDITORS' REPORT

                                December 31, 2001

                                PERFECT LINE, LLC
                       d/b/a NASCAR SILICON MOTOR SPEEDWAY


                                    CONTENTS


                                                                 Page

Independent Auditors' Report                                     1

Balance Sheet                                                    2

Statement of Operations                                          3

Statement of Members' Deficit                                    4

Statement of Cash Flows                                          5

Notes to Financial Statements                                    6-9

                          Independent Auditors' Report



Board of Managers and Members
Perfect Line, LLC d/b/a NASCAR
 Silicon Motor Speedway



We have audited the accompanying balance sheet of Perfect Line, LLC d/b/a NASCAR Silicon Motor Speedway, a Delaware limited liability company, as of December 31, 2001, and the related statements of operations, members' deficit and cash flows for the period from May 31, 2001 (date of organization) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Perfect Line, LLC d/b/a NASCAR Silicon Motor Speedway at December 31, 2001, and its results of operations and its cash flows for the period from May 31, 2001 to December 31, 2001, in conformity with accounting principles generally accepted in the United States.





KATZ, SAPPER & MILLER, LLP
Certified Public Accountants

Indianapolis, Indiana
March 20, 2002

                                Perfect Line, LLC
                       d/b/a Nascar Silicon Motor Speedway

                                  Balance Sheet
                                December 31, 2001

                                    Assets

Current Assets
         Cash                                                                               $      778,629
         Accounts receivable - trade                                                                51,684
         Merchandise inventories                                                                    72,310
         Amount due from related parties - Note 7                                                   38,298
         Prepaid expenses                                                                           30,804
                                                                                   ---------------------------
                                                                                   ---------------------------
                  Total Current Assets                                                             971,725

Property and Equipment - Note 2                                                                  1,270,792
                                                                                   ---------------------------
                                                                                   ---------------------------

Other Assets
         Deposits                                                                                  188,642
         Loan acquisition costs, net of accumulated  amortization of $22,529                        54,713
         Other intangible assets, net of accumulated amortization of $2,334                         17,666

                                                                                   ---------------------------
                                                                                   ---------------------------
                  Total Other Assets                                                               261,021
                                                                                   ---------------------------
                                                                                   ---------------------------

                  Total Assets                                                              $    2,503,538
                                                                                   ---------------------------
                                                                                   ---------------------------

                        Liabilities and Member's Deficit
Current Liabilities
         Bank line of credit - Note 3                                                     $        350,000
         Accounts payable                                                                          222,500
         Unearned revenue                                                                          171,438
         Accrued interest                                                                           37,900
         Accrued payroll and related taxes                                                         100,958
         Sales tax payable                                                                          94,622
         Accrued rent and utilities                                                                243,488
         Current maturities of long-term debt        - Note 3                                       26,198
                  Total Current Liabilities                                                      1,247,104
                                                                                   ---------------------------
                                                                                   ---------------------------

Notes Payable, less current portion - Note 3                                                     1,326,288
                                                                                   ---------------------------
                                                                                   ---------------------------

         Total Liabilities                                                                       2,573,392

Members' Deficit - Note 7                                                                          (69,854)
                                                                                   ---------------------------
                                                                                   ---------------------------

                  Total Liabilities and Member's Deficit                                   $     2,503,538
                                                                                   ---------------------------
                                                                                   ---------------------------

                See Accompanying Notes to Financial Statements.

                                Perfect Line, LLC
                       d/b/a Nascar Silicon Motor Speedway

                             Statement of Operations
      Period from May 31, 2001 (Date of Organization) to December 31, 2001

Net Sales                                                                                    $   3,533,402
Cost of Sales                                                                                      178,114
                                                                                   ---------------------------
                                                                                   ---------------------------
Gross Profit                                                                                     3,355,288
Operating Expenses                                                                               4,010,545
                                                                                   ---------------------------
                                                                                   ---------------------------
Net Operating Loss                                                                                (655,257)
                                                                                   ---------------------------
                                                                                   ---------------------------

Other Income (Expense)
         Interest expense                                                                          (73,079)
         Miscellaneous income                                                                        8,482
                                                                                   ---------------------------
                                                                                   ---------------------------
                  Total Other Income (Expense)                                                     (64,597)

Net Loss                                                                                     $    (719,854)
                                                                                   ---------------------------
                                                                                   ---------------------------

Basic Loss Per Unit - Note 8                                                              $         (71.99)

Diluted Loss Per Unit - Note 8                                                            $         (12.15)
                                                                                   ---------------------------
                                                                                   ---------------------------

                See Accompanying Notes to Financial Statements.

                                Perfect Line, LLC
                       d/b/a Nascar Silicon Motor Speedway

                          Statement of Members' Deficit
      Period from May 31, 2001 (Date of Organization) to December 31, 2001


Members' Contributions                               $   650,000

Net loss for period                                     (719,854)
                                                    ---------------------------
                                                    ---------------------------

Members' Deficit at December 31, 2001                $   (69,854)
                                                    ---------------------------






                See Accompanying Notes to Financial Statements.

                                PERFECT LINE, LLC
                       d/b/a NASCAR SILICON MOTOR SPPEDWAY

                             STATEMENT OF CASH FLOWS
      Period from May 31, 2001 (Date of Organization) to December 31, 2001


OPERATING ACTIVITIES
       Net loss                                                                             $  (719,854)
       Adjustments to reconcile net loss to net cash provided
          by operating activities:
              Depreciation of property and equipment                                             163,631
              Amortization of intangible assets                                                   24,863
              Interest expense imputed on note payable                                             1,968
              (Increase) in certain current assets:
                    Accounts receivable-trade                                                   (51,684)
                    Merchandise inventories                                                     (55,310)
                    Amounts due from related parties                                            (38,298)
                    Prepaid expenses                                                            (30,804)
              Increase in certain current liabilities:
                    Accounts payable                                                             222,500
                    Unearned revenue                                                             171,438
                    Accrued interest                                                              37,900
                    Accrued payroll and related taxes                                            100,958
                    Sales tax payable                                                             94,622
                    Accrued rent and utilities                                                   243,488
                                                                                                 -------
                        Net Cash Provided by Operating Activities                                165,418
                                                                                                 -------

INVESTING ACTIVITIES
       (Increase) in deposits                                                                  (188,642)
       Cash purchases of property and equipment                                                  (8,113)
                                                                                                 -------
              Net Cash (Used) by Investing Activities                                          (196,755)
                                                                                               ---------

FINANCING ACTIVITIES
       Principal payment son long-term debt                                                     (12,792)
       Proceeds from long-term debt                                                              250,000
       Cash paid for loan acquisition costs                                                     (77,242)
       Cash contributions by members                                                             650,000
                                                                                                 -------
              Net Cash Provided by Financing Activities                                          809,966
                                                                                                 -------

NET INCREASE IN CASH                                                                             778,629

CASH
       Beginning of Period                                                                             -

       End of Period                                                                          $  778,629

SUPPLEMENTAL DISCLOSURES
       Cash paid for interest                                                                 $   10,682
       Noncash investing and financing activities:
              Software purchased with a contract payable 38,990 Assets purchased in acquisitions:
                    Merchandise inventories                                                       17,000
                    Property and equipment                                                     1,387,320
                    Other intangible assets                                                       20,000
                    Debt incurred                                                            (1,463,310)


                 See Accompanying Notes to Financial Statements

                                PERFECT LINE, LLC
                       d/b/a NASCAR SILICON MOTOR SPEEDWAY

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     General: Perfect Line, LLC d/b/a NASCAR Silicon Motor Speedway (the Company) was organized as a Delaware limited liability company on May 31, 2001. The Company owns and operates eleven officially licensed NASCAR-branded entertainment and retail merchandising stores throughout the United States.

     The Company commenced operations on June 8, 2001, when it completed the acquisition of the assets, naming rights and intellectual property related to NASCAR Silicon Motor Speedway for $1,050,000. The Company also completed asset acquisitions of $124,320 in August 2001 and $250,000 in December 2001. Of the total acquisition price of $1,424,320, $500,000 was paid in cash and $924,320 was financed with debt (Note 3). The Company granted warrants to the sellers as part of these transactions (Note 4). The acquisitions were accounted for by the purchase method.

     Estimates: Management uses estimates and assumptions in preparing these financial statements in conformity with accounting principles generally accepted in the United States. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

     Fair Value of Financial Instruments is estimated using relevant market information and other assumptions. Fair value estimates involve uncertainties and matters of significant judgement regarding interest rates, prepayments, and other factors. Changes in assumptions or market conditions could significantly affect these estimates. The amounts reported in the consolidated balance sheets for cash and equivalents, receivables, and payables approximate fair value.

     Cash: The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

     Merchandise Inventories are valued at the lower of cost or market as determined by the first-in, first-out (FIFO) method.

     Property and Equipment are recorded at cost and depreciated by the straight-line method over the estimated useful lives of the respective assets as follows:

        Software                                  3 years
        Furniture, fixtures and equipment         5-7 years

     Software License is being amortized on a straight-line basis over the 10-year term of the related agreement.

     Loan Acquisition Costs are being amortized by the straight-line method over the 2-year term of the related agreement.

     Other Intangible Assets, including costs related to patents and trademarks, are being amortized by the straight-line method over 5 years.

     Organization and Start-up Costs were expensed as incurred in accordance with AICPA Statement of Position 98-5.

     Long-Lived Assets, including the Company's property and equipment and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is measured by comparison of the carrying amount to future net undiscounted cash flows expected to be generated by the related asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the fair market value of the assets. To date, no adjustments to the carrying amount of long-lived assets have been required.

     Unearned Revenue is comprised of unexpired gift certificates and deposits for various group events.

     Advertising Costs are expensed as incurred and totaled $60,495 in 2001.

     Income Taxes: The Company's income, losses, credits, etc. are recognized for federal income tax reporting purposes by the individual member. Accordingly, no provision for federal or state income taxes on revenue or income has been reflected in the accompanying financial statements.

NOTE 2 - PROPERTY AND EQUIPMENT

     At December 31, 2001, property and equipment was comprised of the following:

           Furniture, fixture and equipment                        $  998,120
           Software                                                   436,303
                                                                   ----------
                                                                    1,434,423
           Less:  Accumulated depreciation and amortization           163,631
                                                                   ----------

                                                                   $1,270,792

NOTE 3 - DEBT AND CREDIT ARRANGEMENTS

     The Company has a revolving bank line of credit available for short-term borrowings up to $1 million. However, borrowings under the line of credit are limited based on the fair market value of certain securities pledged as collateral by an affiliate of one of the Company's members. Due to a decline in the market value of the underlying pledged securities, borrowings on the line of credit were limited to $350,000 at December 31, 2001. The line of credit, which is subject to renewal in June 2003, requires quarterly payments of interest only computed at the Bank's prime lending rate plus 3% (7.75% at December 31, 2001). The line of credit also requires the Company to comply with certain financial and nonfinancial covenants. The Company also granted warrants to the Bank in connection with the line of credit (Note 4). In April 2002, the Company entered into a forbearance agreement which waived certain covenant violations and required payment of certain accrued interest, aggregating approximately $55,000, by July 15, 2002.

     Long-term debt (including related party debt) of the Company consisted of the following at December 31, 2001:

          Term note payable to a bank with monthly interest payments at the Bank's prime rate plus 3% (7.75% at December 31, 2001) from February 2002 through maturity in June 2003. Secured by certain securities pledged by an affiliate of one of the Company's members.$800,000

          Note payable to a bank with semi-annual principal and interest payments equal to 3.5% of the purchased location's gross revenues, not to exceed an aggregate of $150,000, from February 2002 through August 2005. Interest is imputed at the Bank's prime lending rate (4.75% at December 31, 2001). Subordinate to the bank line of credit and term note. 126,288

          Notes payable to members bearing interest at 5% per annum. Principal and accrued interest are due in November 2003. The notes were converted to equity in April 2002. $ 400,000

          Contract payable in monthly installments of $3,333, including interest imputed at the prime rate (4.75% at December 31, 2001), through August 2002.

                                                      26,198
                                                   ----------
                                                   1,352,486
          Less: Current maturities                    26,198
                                                   ----------

          Total Long-term Debt                    $1,326,288
                                                   ==========

          The scheduled aggregate principal payments for the above long-term obligations are as follows:

                Payable In                                      Payments

                    2002                                       $   26,198
                    2003                                        1,200,000
                    2004                                                -
                    2005                                          126,288

NOTE 4 - MEMBERS' EQUITY

     In connection with the bank line of credit agreement (Note 3), the Company granted warrants to the Bank to purchase up to $1.6 million of the Company's member units at a price equal to 50% of the value per member unit at the time the warrants are exercised. The warrants are exercisable at any time prior to June 8, 2011. No warrants were exercised during 2001.

     In connection with a certain asset purchase agreement (Note 1), the Company granted warrants to allow the seller to purchase up to $2 million in value of the Company's member units at a price equal to the value per member unit at the time the warrants are exercised. The warrants are exercisable at any time prior to December 14, 2011. No warrants were exercised during 2001.

NOTE 5 - RENT COMMITMENTS

     The Company rents various office and retail space under long-term noncancellable operating leases, some of which include renewal options, expiring on various dates through 2010. The Company also leases certain office equipment pursuant to a noncancellable operating leases with terms of three years. Rent expense approximated $953,000 in 2001.

     At December 31, 2001, the future minimum rental payments required under all noncancellable operating leases were as follows:

                Payable In                                    Rental Payments

                    2002                                           $1,797,752
                    2003                                            1,751,723
                    2004                                            1,712,973
                    2005                                            1,384,980
                    2006                                              990,379
                    Later years                                     1,721,381
                                                                   ----------

           Total Required Rental Payments                          $9,359,188
                                                                   ==========

NOTE 6 - LICENSING AND CONSULTING AGREEMENTS

     The Company has a licensing agreement with the National Association for Stock Car Auto Racing, Inc. (NASCAR) for motion-based entertainment, which allows the Company to use the NASCAR name and logo. The licensing agreement requires quarterly royalty payments based on simulator, merchandise, food, beverage, sponsor and remote site revenues at varying percentages. The annual guaranteed minimum royalty payments are $100,000 for 2002, $225,000 for 2003 and $300,000 for 2004. The licensing agreement is subject to renewal on December 31, 2004.

     The Company also has licensing agreements with several NASCAR race teams, drivers and racetracks which expire on various dates between December 31, 2002 and December 31, 2003. The annual guaranteed minimum royalties are $34,875 in 2002 and $28,750 in 2003.

NOTE 7 - RELATED PARTY TRANSACTIONS

     At December 31, 2001, the Company had notes payable to various of its members aggregating $400,000 (Note 3) in connection with the acquisition of the Company's assets and for operating advances made.

     At December 31, 2001, amounts due from members and their affiliates totaled $38,298.

NOTE 8 - PER UNIT DATA

     The following presents the computation of basic and diluted earnings per unit:

           Net loss                                           $(719,854)
                                                              =========

           Basic loss per unit                                $  (71.99)
                                                              =========

           Diluted loss per unit                              $  (12.15)
                                                              =========


           Units Outstanding:

           Basic weighted average number of units outstanding     10,000

           Dilutive effect of conversion of warrants               49,231
                                                                ---------

                Total Diluted Units Outstanding                    59,231
                                                                 =========

                           INTERACTIVE MOTORSPORTS AND
                       ENTERTAINMENT CORP. AND SUBSIDIARY

                              PRO FORMA INFORMATION
                       December 31, 2001 and June 30, 2002

         INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP. AND SUBSIDIARY

                              Indianapolis, Indiana

                              PRO FORMA INFORMATION
                       December 31, 2001 and June 30, 2002









                                    CONTENTS









PRO FORMA INFORMATION


     PRO FORMA CONSOLIDATED BALANCE SHEET - DECEMBER 31, 2001................1

     PRO FORMA CONSOLIDATED BALANCE SHEET - JUNE 30, 2002....................3

     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS -
       PERIOD ENDED DECEMBER 31, 2001........................................5

     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS -
       SIX MONTH PERIOD ENDED JUNE 30, 2002..................................6

     NOTES TO PRO FORMA INFORMATION..........................................7

         INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP. AND SUBSIDIARY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                December 31, 2001

-------------------------------------------------------------------------------



                                                                  Interactive                           Pro Forma
                                               Perfect Line,    Motorsports and       Pro Forma       Consolidated
                                                   Inc.       Entertainment Corp.    Adjustments        Balances
ASSETS
Current assets
    Cash                                       $     778,629     $     1,035        $        -        $     779,664
    Accounts receivable - trade                       51,684           1,350                 -               53,034
    Merchandise inventories                           72,310               -                 -               72,310
    Amount due from related parties                   38,298               -                 -               38,298
    Prepaid expenses                                  30,804               -                 -               30,804
                                               -------------       ---------        ----------       --------------
                                                     971,725           2,385                 -              974,110

Property and equipment - net                       1,270,792               -                 -            1,270,792

Other assets
    Deposits                                         188,642           2,500                 -              191,142
    Loan acquisition costs, net of
      accumulated amortization of $22,529             54,713               -                 -               54,713
    Goodwill                                               -               -            10,852  (a)          10,852
    Other intangible assets, net of
      accumulated amortization of $2,334              17,666               -                 -               17,666
                                               -------------       ---------        ----------       --------------
                                                     261,021           2,500            10,852              274,373
                                               -------------       ---------        ----------       --------------

                                               $   2,503,538       $   4,885        $   10,852       $    2,519,275
                                               =============       =========        ==========       ==============

-------------------------------------------------------------------------------
                                  (Continued)

       INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP. AND SUBSIDIARY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                December 31, 2001

-------------------------------------------------------------------------------



                                                                  Interactive                           Pro Forma
                                               Perfect Line,    Motorsports and       Pro Forma       Consolidated
                                                   Inc.       Entertainment Corp.    Adjustments        Balances
LIABILITIES AND
  SHAREHOLDERS' EQUITY
Current liabilities
    Bank line of credit                        $     350,000       $       -        $        -       $      350,000
    Accounts payable                                 222,500           3,704                 -              226,204
    Unearned revenue                                 171,438               -                 -              171,438
    Accrued interest                                  37,900           2,233                 -               40,133
    Accrued payroll and related taxes                100,958               -                 -              100,958
    Sales tax payable                                 94,622               -                 -               94,622
    Accrued rent, utilities and
      other expenses                                 243,488               -                 -              243,488
    Notes payable to directors
      and stockholders                                     -           9,800                 -                9,800
    Current maturities of
      long-term debt                                  26,198               -                 -               26,198
                                               -------------       ---------        ----------       --------------
                                                   1,247,104          15,737                 -            1,262,841

Notes payable, less current portion                1,326,288               -                 -            1,326,288

Shareholders' equity
    Common stock                                           -           8,740            (8,740) (a)           6,130
                                                                                         6,130  (b)
    Preferred Stock                                        -               -               475  (b)             475
    Additional paid in capital                       650,000          24,815           (24,815) (a)         643,395
                                                                                        (6,130) (b)
                                                                                          (475) (b)
    Accumulated deficit                             (719,854)        (44,407)           44,407  (a)        (719,854)
                                               -------------       ---------        ----------       --------------
                                                     (69,854)        (10,852)           10,852              (69,854)
                                               -------------       ---------        ----------       --------------

                                               $   2,503,538       $   4,885        $   10,852       $    2,519,275
                                               =============       =========        ==========       ==============


-------------------------------------------------------------------------------
                             See accompanying notes

       INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP. AND SUBSIDIARY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 2002

-------------------------------------------------------------------------------



                                                                Interactive                            Pro Forma
                                            Perfect Line,     Motorsports and        Pro Forma       Consolidated
                                                Inc.        Entertainment Corp.     Adjustments        Balances
                                                ----        -------------------     -----------        --------
ASSETS
Current assets
    Cash                                   $     312,156        $   1,704        $           -       $      313,860
    Restricted cash (Note 4)                           -                -             2,610,000  (e)      2,610,000
    Accounts receivable - trade                   44,854                -                    -               44,854
    Merchandise inventories                      183,691                -                    -              183,691
    Amount due from related parties               37,539                -                    -               37,539
    Prepaid expenses                              14,443                -                    -               14,443
                                           -------------        ---------        -------------       --------------
                                                 592,683            1,704            2,610,000            3,204,387

Property and equipment - net                   1,166,523                -                    -            1,166,523

Other assets
    Deposits                                     215,740                -                    -              215,740
                                           -------------        ---------        -------------       --------------

                                           $   1,974,946        $   1,704        $   2,610,000       $    4,586,650
                                           =============        =========        =============       ==============




-------------------------------------------------------------------------------
                                  (Continued)

         INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP. AND SUBSIDIARY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 2002

-------------------------------------------------------------------------------



                                                                Interactive                            Pro Forma
                                            Perfect Line,     Motorsports and        Pro Forma       Consolidated
                                                Inc.        Entertainment Corp.     Adjustments        Balances
                                                ----        -------------------     -----------        --------
LIABILITIES AND
  SHAREHOLDER'S EQUITY
Current liabilities
    Bank line of credit                    $     350,000        $       -        $           -       $      350,000
    Accounts payable                             240,528                -                    -              240,528
    Accrued interest                              80,800              100                    -               80,900
    Accrued payroll and related taxes            111,752                -                    -              111,752
    Sales tax payable                             48,888                -                    -               48,888
    Accrued rent, utilities and
      other expenses                             417,872                -                    -              417,872
    Current maturities of
      long-term debt                             826,198                -                    -              826,198
    Gift certificates, net                       121,783                -                    -              121,783
    Other liabilities                                  -                -                1,604  (c)           1,604
    Customer deposits, net                        10,280                -                    -               10,280
                                           -------------        ---------        -------------       --------------
                                               2,208,101              100                1,604            2,209,805

Notes payable, less current portion               92,229                -                    -               92,229

Shareholders' equity
    Common stock                                       -              848                 (848) (c)           6,130
                                                                                         6,130  (d)
    Preferred stock                                    -                -                  475  (d)             475
                                                                                     2,610,000  (e)       2,610,000
    Additional paid in capital                 1,089,392           84,909              (84,909) (c)       1,082,787
                                                                                        (6,130) (d)
                                                                                          (475) (d)
    Accumulated deficit                       (1,414,776)         (84,153)              84,153  (c)      (1,414,776)
                                           -------------        ---------        -------------       --------------
                                                (325,384)           1,604            2,608,396            2,284,616
                                           -------------        ---------        -------------       --------------

                                           $   1,974,946        $   1,704        $   2,610,000       $    4,586,650
                                           =============        =========        =============       ==============




-------------------------------------------------------------------------------
                             See accompanying notes

         INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP. AND SUBSIDIARY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         Period ended December 31, 2001

-------------------------------------------------------------------------------


                                                                  Interactive                           Pro Forma
                                               Perfect Line,    Motorsports and       Pro Forma       Consolidated
                                                   Inc.       Entertainment Corp.    Adjustments        Balances

                                                    (A)               (B)

Net sales                                      $   3,533,402       $   24,325        $       -       $    3,557,727

Cost of sales                                        178,114            9,294                -              187,408
                                               -------------       ----------        ---------       --------------


Gross profit                                       3,355,288           15,031                -            3,370,319

Operating expenses                                (4,010,545)         (48,813)               -           (4,059,358)
Miscellaneous income                                   8,482                -                -                8,482
                                               -------------       ----------        ---------       --------------

Net operating loss                                  (646,775)         (33,782)               -             (680,557)


Other expense
    Interest expense                                 (73,079)            (840)               -              (73,919)
                                               -------------       ----------        ---------       --------------

Net loss                                       $    (719,854)      $  (34,622)       $       -       $     (754,476)
                                               =============       ==========        =========       ==============

Loss per share                                 $       (.01)       $        -        $       -       $        (.01)
                                               ============        ==========        =========       =============



(A)  - Represents the period of May 31, 2001 to December 31, 2001
(B)  - Represents the period of January 1, 2001 to December 31, 2001




-------------------------------------------------------------------------------
                             See accompanying notes

         INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP. AND SUBSIDIARY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         Six months ended June 30, 2002

-------------------------------------------------------------------------------


                                                                  Interactive                           Pro Forma
                                               Perfect Line,    Motorsports and       Pro Forma       Consolidated
                                                   Inc.       Entertainment Corp.    Adjustments        Balances

Net sales                                      $   4,708,462       $    1,650        $       -       $    4,710,112

Cost of sales                                        331,104              599                -              331,703
                                               -------------       ----------        ---------       --------------


Gross profit                                       4,377,358            1,051                -            4,378,409

Operating expenses                                (5,009,686)         (44,702)               -           (5,054,388)
Miscellaneous income                                       -            4,166                -                4,166
                                               -------------       ----------        ---------       --------------

Net operating loss                                  (632,328)         (39,485)               -             (671,813)


Other expense
    Interest expense                                 (62,594)            (262)               -              (62,856)
                                               -------------       ----------        ---------       --------------

Net loss                                       $    (694,922)      $  (39,747)       $       -       $     (734,669)
                                               =============       ==========        =========       ==============

Loss per share                                 $       (.01)       $        -        $       -       $        (.01)
                                               ============        ==========        =========       =============







-------------------------------------------------------------------------------
                             See accompanying notes

         INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP. AND SUBSIDIARY
                         NOTES TO PRO FORMA INFORMATION
                Periods ended December 31, 2001 and June 30, 2002

-------------------------------------------------------------------------------

NOTE 1 - PERFECT LINE MERGER

On August 1, 2002, Perfect Line, LLC, a Delaware partnership, merged with Perfect Line, Inc. (the surviving entity), an Indiana corporation. Per the merger agreement, each unit of Perfect Line, LLC outstanding was cancelled and converted into 339.3665091 shares of common stock in Perfect Line, Inc. immediately following the effective date of the merger.


NOTE 2 - INTERACTIVE MOTORSPORTS MERGER

On August 2, 2002, Pacific International Holdings, Inc., a publicly traded Utah corporation, merged with Interactive Motorsports and Entertainment Corporation (the surviving entity), an Indiana corporation. Per the merger agreement, each share of Pacific International Holdings, Inc. outstanding immediately prior to the effective date of the merger was cancelled and converted into four shares of Interactive Motorsports and Entertainment Corporation common stock.


NOTE 3 - REVERSE ACQUISITION

On July 31, 2002, Interactive Motorsports and Entertainment Corporation entered into a stock exchange agreement and plan of reorganization with Perfect Line, Inc. that became effective August 2, 2002. The authorized capital stock of both entities prior to the agreement consisted of 200,000,000 shares of common stock
(each), at a par value per share of $0.0001, and 10,000,000 shares of preferred stock (each), at a par value per share of $0.0001. Upon perfection of the agreement, each share of Perfect Line, Inc. common and preferred stock outstanding was exchanged for one share of Interactive Motorsports and Entertainment common and preferred stock, respectively. All other Perfect Line, Inc. shares were cancelled after completion of the exchange. As a result of the exchange, the Perfect Line, Inc. shareholders own approximately 82% of the common stock of Interactive Motorsports and Entertainment Corporation.

After the merger, there were 61,300,000 shares of Interactive Motorsports and Entertainment Corporation common stock outstanding and 4,745,456 shares of preferred stock outstanding.


NOTE 4 - RESTRICTED CASH

At June 30, 2002, Perfect Line, Inc. had placed with investors 4,745,456 shares of convertible preferred stock totaling $2,610,000 under a private placement memorandum dated May 10, 2002. These funds were to be held in escrow until a transaction such as that described in Note 2 above occurred. Simultaneous to the exchange of stock with Pacific International Holdings, Inc. on August 2, 2002, these funds were released from escrow and subsequently transferred to Perfect Line, Inc. The proceeds of this offering were used to pay down debt and other liabilities and to provide working capital funds for the business.

NOTE 5 - PRO FORMA ADJUSTMENTS

Lowercase letters (a) through (e) in the Pro Forma Adjustments column of the financial statements indicate offsetting adjustments necessary to properly reflect the Pro Forma Consolidated Balances as of December 31, 2001 and June 30, 2002 and for the periods then ended.

                                  EXHIBIT INDEX



Exhibit No.                           Description

2.1 Agreement and Plan of Reorganization, dated July 30, 2002, among Pacific International Holding, Inc., Perfect Line, Inc., and all of the owners of record of the common and preferred shares of Perfect Line, Inc. This
                      Exhibit is incorporated by reference to Exhibit 2.1 to the Form 8-K filed on August 14, 2002.

2.2 Plan and Agreement of Exchange, dated July 31, 2001, between Interactive Motorsports and Entertainment Corp. and Perfect Line, Inc. This Exhibit is incorporated by reference to Exhibit 2.2 to the Form 8-K filed on August 14, 2002.

2.3 Plan and Agreement of Merger, dated July 31, 2002, between Interactive Motorsports and Entertainment Corp. and Pacific International Holding, Inc.


23.1                  Consent of Katz Sapper & Miller, LLP